Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in the following registration statements and in the related prospectuses of F.N.B. Corporation of our reports dated March 8, 2006, with respect to the consolidated financial statements of F.N.B. Corporation and subsidiaries, F.N.B. Corporation management’s assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of F.N.B. Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 2005:
1.	Amendment No. 1 to Registration Statement on Form S-4 relating to the acquisition of Southwest Banks, Inc. (File #333-01997).
2.	Registration Statement on Form S-8 relating to F.N.B. Corporation 1996 Stock Option Plan (File # 333-03489).
3.	Pre-Effective Amendment No. 1 to Registration Statement on Form S-4 relating to the acquisition of West Coast Bancorp, Inc. (File #333-22909).
4.	Pre-Effective Amendment No. 1 to Registration Statement on Form S-4 relating to the acquisition of Indian Rocks State Bank (File #333-32355).
5.	Pre-Effective Amendment No. 1 to Registration Statement on Form S-4 relating to the acquisition of West Coast Bank (File #333-40187).
6.	Registration Statement on Form S-4 relating to the acquisition of Seminole Bank (File #333-49689).
7.	Registration Statement on Form S-4 relating to the acquisition of Citizens Holding Corporation (File #333-58727).
8.	Post-Effective Amendment No. 1 on Form S-8 to Registration Statement on Form S-4 relating to stock options granted under the Citizens Holding Corporation Stock Option Plan and assumed by F.N.B. Corporation (File #333-58727).
9.	Registration Statement on Form S-4 relating to the acquisition of Guaranty Bank & Trust Company (File #333-67041).
10.	Registration Statement on Form S-8 relating to the F.N.B. Corporation 1998 Directors Stock Option Plan (File #333-38376).
11.	Pre-Effective Amendment No. 1 to Registration Statement on Form S-4 relating to the acquisition of Citizens Community Bancorp, Inc. (File #333-55102).
12.	Registration Statement on Form S-8 relating to the F.N.B. Corporation 2001 Incentive Plan (File #333-63042).
13.	Pre-Effective Amendment No. 1 to Registration Statement on Form S-4 relating to the acquisition of Promistar Financial Corporation (File #333-66548).
14.	Amendment No. 1 to Registration Statement on Form S-3 relating to the registration of F.N.B. Corporation and F.N.B. Capital Trust I common stock, preferred stock, debt securities, warrants, and trust preferred securities (File #333-74866).
15.	Registration Statement on Form S-8 relating to the F.N.B. Corporation 1996 Stock Option Plan (File #333-83760).

16.	Registration Statement on Form S-8 relating to stock option agreements granted under the Promistar Financial Corporation 1998 Equity Incentive Plan and assumed by F.N.B. Corporation (File #333-83756).
17.	Registration Statement on Form S-8 relating to the F.N.B. Corporation 401(k) Plan (File #333-97113).
18.	Amendment No. 1 to Registration Statement on Form S-4 relating to the acquisition of Slippery Rock Financial Corporation (File #333-116526).
19.	Registration Statement on Form S-8 relating to stock option agreements granted under the Slippery Rock Financial Corporation 1997 Directors Stock Option Plan and the Slippery Rock Financial Corporation 1997 Incentive Stock Option Plan, both assumed by F.N.B. Corporation (File #333-119649).
20.	Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 related to the Dividend Reinvestment and Stock Purchase Plan (File #333-111833).
21.	Amendment No. 1 to Registration Statement on Form S-4 relating to the acquisition of NSD Bancorp, Inc. (File #333-120438).
22.	Registration Statement on Form S-8 relating to stock option agreements granted under the NSD Bancorp, Inc. 1994 Stock Option Plan, the NSD Bancorp, Inc., 1994 Non-Employee Director Stock Option Plan and the NSD Bancorp, Inc. 2004 Omnibus Stock Incentive Plan, all assumed by F.N.B. Corporation (File #333-123068).
23.	Pre-Effective Amendment No. 1 to Registration Statement on Form S-4 relating to the acquisition of North East Bancshares, Inc. (File #333-126005).
24.	Pre-Effective Amendment No. 3 to Form S-4 relating to the registration of FNB Financial Services, LP Subordinated Term Notes and Daily Notes (File #333-122244-01).
25.	Pre-Effective Amendment No. 2 to Form S-3 relating to the registration of FNB Financial Services, LP Subordinated Term Notes and Daily Notes (File #333-124121-01).
26.	Registration Statement on Form S-4 relating to the planned acquisition of The Legacy Bank (File #333-131490).
/s/ ERNST & YOUNG LLP
Pittsburgh, Pennsylvania

March 15, 2006